UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
__________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 1, 2012 (October 1, 2012)

EverBank Financial Corp
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(Exact name of registrant as specified in its charter)

Delaware	001-35533	52-2024090
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

501 Riverside Ave., Jacksonville, FL		32202
(Address of principal executive offices)		(Zip Code)
Not Applicable
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Former name or former address, if changed since last report

Registrant’s telephone number, including area code	(904) 281-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
On October 1, 2012, EverBank, a federal savings association and a wholly owned subsidiary of EverBank Financial Corp (the “Company”), entered into an amendment (the “Amendment”) to the previously disclosed Stock and Asset Purchase Agreement (the “Agreement”), dated June 30, 2012, between EverBank and General Electric Capital Corporation (“GECC”). The Amendment, among other things, makes changes to the pool of loans EverBank will acquire in the Transaction (as defined in Item 2.01 below); adds provisions related to obligations in respect of the payment of certain consultants and the lease of office space; and amends certain provisions of and schedules to the Agreement.
The foregoing description is qualified in its entirety by reference to the full text of the Amendment, a copy of which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.
Item 2.01 Completion of Acquisition or Disposition of Assets.
As previously reported, EverBank entered into a Stock and Asset Purchase Agreement and a Tax Matters Agreement with GECC on June 30, 2012, pursuant to which the Company agreed to purchase all of the issued and outstanding stock of Business Property Lending, Inc. (“BP”), a wholly owned subsidiary of GECC (the “Transaction”). On October 1, 2012, the Company completed the purchase all of the issued and outstanding stock of BP, for approximately $2.41 billion in cash, and announced the closing of the Transaction.

The acquisition included approximately $2.33 billion of performing business lending loans selected by the Company, the origination and servicing platforms, 110 employees and servicing rights relating to $2.9 billion of loans securitized by GECC.

Item 8.01 Other Events.

On October 1, 2012, the Company issued a press release announcing the closing of the Transaction.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.
(a) Financial statements of businesses acquired

If required pursuant to Rule 3-05 of Regulation S-X, financial statements of the business acquired will be filed by amendment to this Current Report on Form 8-K (the “Report”) no later than 71 days following the date that this Report is required to be filed.

(b) Pro forma financial information

If required pursuant to Rule 3-05 of Regulation S-X, pro forma financial information will be filed by amendment to this Report no later than 71 days following the date that this Report is required to be filed.

(d) Exhibits

Exhibit No.    Description

2.1	Amendment to the Stock and Asset Purchase Agreement, dated as of October 1, 2012, between EverBank and General Electric Capital Corporation.

99.1	Press release, dated October 1, 2012

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

EverBank Financial Corp
(Registrant)

By:	/s/ Thomas A. Hajda
	Name:	Thomas A. Hajda
	Title:	Executive Vice President, General Counsel and Secretary

Dated: October 1, 2012

EXHIBIT LIST

Exhibit No.    Description

2.1	Amendment to the Stock and Asset Purchase Agreement, dated as of October 1, 2012, between EverBank and General Electric Capital Corporation.

99.1	Press release, dated October 1, 2012